UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2010

                                                                                      November 19, 2010

WELLS CORE OFFICE INCOME REIT, INC.

(Exact name of registrant specified in its charter)

Maryland	333-163411	26-0500668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

6200 The Corners Parkway

Norcross, Georgia 30092-3365

(Address of principal executive offices)

Registrant’s telephone number, including area code: (770) 449-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Core Office Income REIT, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated October 5, 2010 and filed on October 8, 2010 to provide the required financial statements relating to the acquisition by the Registrant of the Royal Ridge V Building (the “Royal Ridge V Building”), as described in such Current Report. The Registrant also hereby amends its Current Report on Form 8-K dated November 19, 2010 and filed on November 24, 2010 to provide the required financial statements relating to the acquisition by the Registrant of the 333 East Lake Street Building (the “333 Building”), as described in such Current Report.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements of Royal Ridge V Building, the 333 Building and the Registrant are submitted at the end of this Form 8-K/A and are filed herewith and incorporated herein by reference.

(b) Pro Forma Financial Information. See Paragraph (a) above.

Page
Royal Ridge V Building

Statements of Revenues Over Certain Operating Expenses for the period February 9, 2010 through September 30, 2010 (unaudited)	F-1

Notes to Statements of Revenues Over Certain Operating Expenses for the period February 9, 2010 through September 30, 2010 (unaudited)	F-2

333 East Lake Street Building

Independent Auditors’ Report	F-5

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2009 (audited) and for the nine months ended September 30, 2010 (unaudited)	F-6

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2009 (audited) and for the nine months ended September 30, 2010 (unaudited)	F-7

Wells Core Office Income REIT, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-10

Pro Forma Balance Sheet as of September 30, 2010 (unaudited)	F-11

Pro Forma Statement of Operations for the nine months ended September 30, 2010 (unaudited)	F-13

(d) Exhibits.

Exhibit Number	Description
99.1	Summarized Tenant Financial Data for JPMorgan Chase & Co.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS CORE OFFICE INCOME REIT, INC. (Registrant)

By:	/s/ Douglas P. Williams
Douglas P. Williams Executive Vice President

Date: December 16, 2010

3

Royal Ridge V Building

Statement of Revenues Over Certain Operating Expenses

For the Period February 9, 2010 through September 30, 2010 (unaudited)

For the Period February 9, 2010 – September 30, 2010
(Unaudited)
Revenues:
Base rent	$1,529,228
Tenant reimbursements	8,020

Total revenues	1,537,248

Expenses:
Real estate taxes	295,975
Cleaning	82,451
Repairs and maintenance	80,231
Management fees	37,895
Other	64,868

Total expenses	561,420

Revenues over certain operating expenses	$975,828

See accompanying notes.

Royal Ridge V Building

Notes to Statement of Revenues Over Certain Operating Expenses

For the Period February 9, 2010 through September 30, 2010 (unaudited)

1. Description of Real Estate Property Acquired

On October 7, 2010, Wells Core Office Income REIT, Inc. (“Wells Core REIT”), through a wholly owned subsidiary, acquired a fee-simple interest in one three-story office building (the “Royal Ridge V Building”). The Royal Ridge V Building contains approximately 119,600 rentable square feet and is located on approximately 7.5 acres in Irving, Texas. The Royal Ridge V Building was acquired from Brookfield Real Estate Opportunity Fund II (the “Royal Ridge V Seller”). Total consideration for the acquisition was approximately $18.1 million, excluding closing costs. Wells Core REIT is a Maryland corporation that engages in the acquisition and ownership of commercial real estate properties throughout the United States. Wells Core REIT was incorporated on July 3, 2007 and intends to qualify to be taxed as a real estate investment trust for federal income tax purposes for the year ended December 31, 2010. From January 1, 2009 through February 8, 2010, the Royal Ridge V Building was owned and operated by its single tenant, JPMorgan Chase Bank, N.A., a subsidiary of JPMorgan Chase & Co., (“JPMorgan Chase”). As a result, the Royal Ridge V Building did not have a rental history prior to February 9, 2010. In accordance with Topic 2330.10 of the Securities and Exchange Commission Financial Reporting Manual, the financial statements of the property for this period from January 1, 2009 through February 8, 2010 have been omitted. Since the Royal Ridge V Building is leased on a long term basis to a single tenant, and because the Royal Ridge V Building represents a significant portion of Wells Core REIT’s assets, management of the Registrant believes that the financial condition and results of operations of the tenant, JPMorgan Chase, is also significant to investors. Such summarized financial information for JPMorgan Chase is attached hereto as Exhibit 99.1

2. Basis of Accounting

The accompanying statement of revenues over certain operating expenses is presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statement will not be comparable to the statements of operations of the Royal Ridge V Building after its acquisition by Wells Core REIT.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related lease. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as a straight-line rent receivable. The adjustment to straight-line rent receivable increased rental revenue by approximately $107,000 for the period February 9, 2010 through September 30, 2010.

Royal Ridge V Building

Notes to Statement of Revenues Over Certain Operating Expenses

For the Period February 9, 2010 through September 30, 2010 (unaudited)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Description of Leasing Arrangements

The Royal Ridge V Building is 100% leased to JPMorgan Chase under a long-term lease. Under the terms of the lease, JPMorgan Chase is required to reimburse to the landlord its proportionate share of the Royal Ridge V Building’s operating expenses in excess of a base year. JPMorgan Chase contributed approximately 100% of the rental income for the period February 9, 2010 through September 30, 2010. During 2009 and through February 8, 2010, the Royal Ridge V Building was owned and occupied by JPMorgan Chase. The Royal Ridge V Building was acquired in February 2010 by the Royal Ridge V Seller and in February 2010, JPMorgan Chase commenced a long-term lease. JPMorgan Chase has a one time right to terminate, without penalty, up to 77,309 rental square feet of the Royal Ridge V Building on February 9, 2015.

5. Future Minimum Rental Commitments

As of December 31, 2009, future minimum rental commitments for the years ended December 31 are as follows:

2010 (Period February 9, 2010 through December 31, 2010)	$1,975,717
2011	2,212,804
2012	2,249,684
2013	2,294,677
2014	2,340,571
Thereafter	12,856,141

$23,929,594

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the period February 9, 2010 through September 30, 2010 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

Royal Ridge V Building

Notes to Statement of Revenues Over Certain Operating Expenses

For the Period February 9, 2010 through September 30, 2010 (unaudited)

7. Subsequent Events

Subsequent events related to the Royal Ridge V Building have been evaluated through December 14, 2010, which is the date the Statement was available to be issued. All subsequent events, if any, requiring recognition as of December 31, 2009 have been incorporated into this statement.

INDEPENDENT AUDITORS’ REPORT

To the Stockholders and Board of Directors

Wells Core Office Income REIT, Inc.

Atlanta, Georgia

We have audited the accompanying statement of revenues over certain operating expenses of the 333 East Lake Street Building (the “333 Building”) for the year ended December 31, 2009. This statement is the responsibility of the 333 Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the 333 Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues over certain operating expenses described in Note 2 of the 333 Building for the year ended December 31, 2009 in conformity with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

December 14, 2010

333 East Lake Street Building

Statements of Revenues Over Certain Operating Expenses

For the Year Ended December 31, 2009 (audited)

and the Nine Months Ended September 30, 2010 (unaudited)

	September 30, 2010	December 31, 2009
	(Unaudited)
Revenues:
Base rent	$955,791	$1,274,388
Tenant reimbursements	522,200	759,319
Other income	-	7,148

Total revenues	1,477,991	2,040,855

Expenses:
Real estate taxes	156,554	213,357
Repairs and maintenance	122,640	170,644
Utilities	106,890	143,077
Cleaning	90,905	124,428
Management fees	51,093	78,990
Other	39,325	52,441

Total expenses	567,407	782,937

Revenues over certain operating expenses	$910,584	$1,257,918

See accompanying notes.

333 East Lake Street Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the Year Ended December 31, 2009 (audited)

and the Nine Months Ended September 30, 2010 (unaudited)

1. Description of Real Estate Property Acquired

On November 19, 2010, Wells Core REIT, through a wholly-owned subsidiary, acquired a fee-simple interest in one three-story office building (the “333 Building”). The 333 Building contains approximately 71,000 rentable square feet and is located on approximately 7.0 acres at 333 East Lake Street in Bloomingdale, Illinois. The 333 Building was acquired from HP Hamilton Woods I, LLC (the “333 Building Seller”). Total consideration for the acquisition was approximately $11.5 million, exclusive of closing costs. Wells Core REIT is a Maryland corporation that engages in the acquisition and ownership of commercial real estate properties throughout the United States. Wells Core REIT was incorporated on July 3, 2007 and intends to qualify to be taxed as a real estate investment trust for federal income tax purposes.

2. Basis of Accounting

The accompanying statement of revenues over certain operating expenses is presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest, and corporate expenses. Therefore, the statement will not be comparable to the statements of operations of the 333 Building after its acquisition by Wells Core REIT.

3. Significant Accounting Policies

Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased rental revenue by approximately $203,467 for the year ended December 31, 2009 and approximately $118,267 for the nine months ended September 30, 2010.

333 East Lake Street Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the Year Ended December 31, 2009 (audited)

and the Nine Months Ended September 30, 2010 (unaudited)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Description of Leasing Arrangements

Bridgestone Retail Operations, LLC (“Bridgestone”) leases approximately 98% of the 333 Building’s rentable square footage under a long-term lease that requires the tenant to reimburse the landlord all of the 333 Building’s operating expenses. Bridgestone contributed approximately 93% of the rental income for the year ended December 31, 2009 and for the nine months ended September 30, 2010. The remaining rental income was contributed by Pacific Life. Bridgestone has the right to extend the term of its lease for two additional five-year renewal periods at 95% of the then-current market rate provided that the then-market rate is not less than the previous rent being paid and that sufficient notice, as provided in the lease agreement, is given.

5. Future Minimum Rental Commitments

At December 31, 2009, future minimum rental commitments for the years ended December 31 are as follows:

2010	$1,102,608
2011	1,117,781
2012	1,151,400
2013	1,185,947
2014	1,221,653
Thereafter	5,147,218

$10,926,607

Subsequent to the Pacific Life lease expiration during the fourth quarter of 2010, Bridgestone will contribute 100% of the future minimum rental income from the leases in place at that date.

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the nine months ended September 30, 2010 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statements for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

333 East Lake Street Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the Year Ended December 31, 2009 (audited)

and the Nine Months Ended September 30, 2010 (unaudited)

7. Subsequent Events

Subsequent events related to the 333 Building have been evaluated through December 14, 2010, which is the date the Statement was available to be issued. All subsequent events, if any, requiring recognition as of December 31, 2009 have been incorporated into this statement.

WELLS CORE OFFICE INCOME REIT, INC.

Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the consolidated financial statements and notes thereto of Wells Core REIT included in its quarterly report filed on Form 10-Q for the nine months ended September 30, 2010. In addition, this pro forma information should be read in conjunction with the financial statements and notes thereto of certain acquired properties included in this current report.

The following unaudited pro forma balance sheet as of September 30, 2010 has been prepared to give effect to the acquisitions of the Royal Ridge V Building and the 333 Building as if the acquisitions occurred on September 30, 2010. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including, but not limited to, capital raised through the issuance of additional common stock through the acquisition date of the 333 Building and pay-down of acquisition-related debt subsequent to the pro forma balance sheet date.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2010 has been prepared to give effect to the acquisitions of the Royal Ridge V Building and the 333 Building as if the acquisitions occurred on January 1, 2010. Wells Core REIT has omitted an unaudited pro forma statement of operations for the year ended December 31, 2009 because, as of December 31, 2009, Wells Core REIT had not commenced operations.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Royal Ridge V Building and the 333 Building been consummated as of January 1, 2010. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions of the Royal Ridge V Building and the 333 Building. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS CORE OFFICE INCOME REIT, INC.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2010

(in thousands)

(unaudited)

ASSETS

		Pro Forma Adjustments
	Wells Core Office Income REIT, Inc. Historical (a)	Royal Ridge V Building		333 East Lake Street Building		Other		Pro Forma Total
Real estate assets, at cost:
Land	$-	$1,063	(b)	$1,416	(b)	$-		$2,479
Buildings and improvements, less accumulated depreciation	-	15,535	(b)	7,997	(b)	-		23,531
Intangible lease assets, less accumulated amortization	-	615	(b)	1,590	(b)	-		2,206

Total real estate assets	-	17,213		11,003		-		28,216

Cash and cash equivalents	2,632	(2,135	)(c)	(1,575	)(c)	6,362	(d)	440
						(144	)(d)
						(4,700	)(e)
Prepaid expenses and other assets	276	(250	)(f)	-		-		26

Deferred financing costs, less accumulated amortization	116	-		-		-		116
Deferred lease costs, less accumulated amortization	-	922	(b)	616	(b)	-		1,538

Total assets	$3,024	$15,750		$10,044		$1,518		$30,336

WELLS CORE OFFICE INCOME REIT, INC.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2010

(in thousands)

(unaudited)

LIABILITIES AND STOCKHOLDERS' EQUITY

		Pro Forma Adjustments
	Wells Core Office Income REIT, Inc. Historical (a)	Royal Ridge V Building		333 East Lake Street Building		Other		Pro Forma Total
Liabilities:
Line of credit and notes payable	$-	$11,100	(g)	$6,175	(h)	$(4,700	)(e)	$20,925
		4,650	(i)	3,700	(i)
Accounts payable, accrued expenses and accrued capital expenditures	186	-		169	(j)	-		355
Due to affiliates	423	-		-		-		423

Total liabilities	609	15,750		10,044		(4,700)		21,703

Stockholders’ Equity:
Common stock, $0.01 par value; 1,000,000,000 shares authorized; and 133,123 shares issued and outstanding as of September 30, 2010	1	-		-		3	(d)	4
Additional paid in capital	2,967	-		-		6,359	(d)	9,326
Accumulated deficit	(553)	-		-		(144	)(d)	(697)

Total stockholders’ equity	2,415	-		-		6,218		8,633

Total liabilities and stockholders’ equity	$3,024	$15,750		$10,044		$1,518		$30,336

(a)	Historical financial information is derived from Wells Core REIT’s quarterly report on Form 10-Q for the period ended September 30, 2010.
(b)	Reflects the purchase price of the assets obtained by Wells Core REIT in connection with the respective acquisition, net of any purchase price adjustments.
(c)	Represents cash used to fund purchase of the assets obtained by Wells Core REIT in connection with the respective acquisition.
(d)

Reflects capital raised through issuance of additional common stock subsequent to September 30, 2010 through November 19, 2010, net of organizational and offering costs, commissions and dealer-manager fees and acquisition and advisory fees.

(e)	Reflects pay down of acquisition-related borrowings using capital raised described in note (h) above.
(f)	Represents earnest money on the balance sheet as of September 30, 2010 applied to the purchase at closing.
(g)

On October 7, 2010, an indirect wholly owned subsidiary of Wells Core REIT entered into an $11.1 million mortgage loan (the “Royal Ridge V Loan”) with an unaffiliated lender. The Royal Ridge V Loan initially bears interest at an annual rate of 4.00% until December 31, 2010. Thereafter, the interest rate adjusts so that the rate is 3.00% over the three-month LIBOR rate and the annual interest rate is never less than 4.00%. The Royal Ridge V Loan matures on November 1, 2012.

(h)

On November 19, 2010, Wells Core OP entered into a $70 million credit facility with Regions Bank (the “Credit Facility”). The Credit Facility matures on and is payable in full on November 19, 2012, which may be extended to November 19, 2013 subject to satisfaction of certain conditions. WELL Core REIT may borrow under the Credit Facility at rates equal to (1) LIBOR (subject to a LIBOR floor of 1.00%) plus the applicable LIBOR Margin (the “LIBOR Rate”) or (2) the greater of (a) the prime rate announced by Regions Bank, (b) the Federal Funds Effective Rate plus 0.5% or (c) the 30-day LIBOR (adjusted daily) plus 1.0%, plus the applicable base rate margin (the “Base Rate”). The applicable LIBOR margin may vary from 3.0% to 4.0% and the applicable base rate margin may vary from 2.0% to 3.0% based on our then current leverage ratio. All swingline loans issued under the Credit Facility will bear interest at the Base Rate.

(i)

On October 5, 2010, Wells Core Office Income Operating Partnership, L.P. (“Wells Core OP”) entered into a $10.0 million secured revolving bridge loan (the “Bridge Loan”) with its affiliate, Wells Real Estate Funds, Inc. The Bridge Loan is scheduled to mature on April 5, 2011 and bears interest at a rate based on, at the option of Wells Core REIT, LIBOR for the 7-day, 1-month, 2-month, 3-month, or 6-month periods, plus a margin of 2.50%, or the base rate plus 1.50%.

(j)	Represents real estate tax liability assumed at acquisition.

The accompanying notes are an integral part of this statement.

WELLS CORE OFFICE INCOME REIT, INC.

PRO FORMA STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2010

(in thousands)

(unaudited)

		Pro Forma Adjustments
	Wells Core Office Income REIT, Inc. Historical (a)	Royal Ridge V Building		333 East Lake Street Building		Pro Forma Total
Revenues:
Rental income	$-	$1,728	(b)	$813	(b)	$2,541
Tenant reimbursements	-	-		569	(c)	569

	-	1,728		1,382		3,110
Expenses:
Property operating costs	-	655	(d)	568	(d)	1,223
Asset and property management fees:
Related party	-	102	(e)	64	(e)	166
Other	-	-		-		-
Depreciation	-	608	(f)	230	(f)	838
Amortization	-	199	(g)	106	(g)	305
General and administrative	361	-		-		361
Acquisition fees and expenses	192	-		-		192

	553	1,564		968		3,085

Real estate operating income (loss)	(553)	164		414		25
Other income (expense):
Interest expense	-	(97	)(h)	-		(705)
	-	(333	)(i)	(77	)(h)	-
	-	-		(198	)(j)	-

	-	(430)		(275)		(705)

Net income (loss)	$(553)	$(266)		$139		$(680)

Net income per share - basis and diluted	$(62.19)					$(1.65)

Weighted-average shares outstanding - basic and diluted	9					413

(a)	Historical financial information is derived from Wells Core REIT’s quarterly report on Form 10-Q for the period ended September 30, 2010.
(b)

Rental income consists primarily of base rent and amortization of above-market lease assets. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2010.

(c)

Consists of operating cost reimbursements from tenants as defined by the respective leases. The Royal Ridge lease is a gross lease with a 2010 base year. 333 East Lake is a net lease full service structure which dictates that 100% of all operating expenses are reimbursed by the tenants.

(d)	Consists of property operating expenses, primarily made up of real estate taxes, insurance, utilities and maintenance and support services.
(e)	Asset management fees are calculated as 0.75% of the cost of the acquisitions on an annual basis.
(f)

Depreciation expense is calculated using the straight-line method based on the purchase price allocated to building over a 40-year life; tenant improvements over the shorter of the lease term or the useful life, and site improvements over a 15-year life.

(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the term of the respective leases.
(h)

Represents additional interest expense that would have been incurred if the balance of the Bridge Loan had an average outstanding balance of $8.4 million for the nine months ended September 30, 2010, calculated using an interest rate of approximately 2.78%, which is calculated using an average LIBOR rate of 0.28% plus an applicable margin of 250 bps.

(i)

Represents additional interest expense that would have been incurred if the $11.1 million outstanding related to the for Royal Ridge V Loan had been entered into as of January 1, 2010 calculated using an interest rate of approximately 4.0% for the nine months ended September 30, 2010.

(j)

Represents additional interest expense that would have been incurred if the balance for the Credit Facility had an average outstanding balance of $6.2 million for the nine months ended September 30, 2010, calculated using an interest rate of approximately 4.28%, which is calculated using an average LIBOR rate of 0.28% plus an applicable margin of 400 bps.

The accompanying notes are an integral part of this statement.